SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) July 16, 1996
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                            Hi-Shear Industries Inc.
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             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



                    1-7633                   11-2406878
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        (Commission File Number)    (IRS Employer Identification Number)



              3333 New Hyde Park Road, North Hills, NY        11042
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             (Address of principal executive offices)      (Zip Code)




                                  (516) 627-8600
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                (Registrant's Telephone Number, Including Area Code)

Item 5.       Other Events
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              On  July 16,  1996 Registrant  announced  an initial  liquidating distribution  of  $4.00  per  share  payable  August  1,  1996 to
              stockholders  of record  July  25, 1996.    Concurrent with  this
              announcement, Registrant was notified by the New York Stock Exchange that it intended to make application to the Securities and Exchange Commission on August 1, 1996 to delist the common stock of the Registrant.


SIGNATURE
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              Pursuant to the  requirements of the Securities Act  of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereby duly authorized.

DATED:  July 22, 1996


                                      HI-SHEAR INDUSTRIES INC.




                                      By:  /s/ Victor J. Galgano
                                           -----------------------
                                           Victor J. Galgano
                                           Chief Financial Officer